                                                                    EXHIBIT 23.1

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated March 2, 2006, in Amendment No. 5 to the
Registration Statement (Form S-1 No. 333-132228) and related Prospectus of
CTC Media, Inc. for the registration of 27,180,328 shares of its common stock.

/s/ Ernst & Young LLC

Moscow, Russia

May 30, 2006